Supplement to the
Fidelity® Export and Multinational Fund
October 30, 2007
Prospectus

Fidelity Export and Multinational Fund is composed of multiple classes of shares. References to the fund are deemed to include class where applicable.

The following information replaces the similar information found under the heading "Year-by-Year Returns" in the "Fund Summary" section on page 4.

Export and Multinational
Calendar Years	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
	22.41%	41.80%	1.48%	0.72%	-18.66%	32.62%	13.59%	15.29%	8.43%	15.29%

During the periods shown in the chart for Export and Multinational:	Returns	Quarter ended
Highest Quarter Return	28.37%	December 31, 1999
Lowest Quarter Return	-16.79%	September 30, 2002
Year-to-Date Return	-14.26%	March 31, 2008

EXF-08-01 May 9, 2008
1.734045.118

The following information replaces the similar information found under the heading "Average Annual Returns" in the "Fund Summary" section on page 4.

For the periods ended December 31, 2007	Past 1 year	Past 5 years	Past 10 years
Export and Multinational
Return Before Taxes	15.29%	16.77%	12.10%
Return After Taxes on Distributions	14.79%	16.16%	9.84%
Return After Taxes on Distributions and Sale of Fund Shares	10.63%	14.62%	9.30%
S&P 500® (reflects no deduction for fees, expenses, or taxes)	5.49%	12.83%	5.91%

The following information supplements the information found under the heading "Shareholder Fees (paid by the investor directly)" in the "Fund Summary" section on page 5.

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 30 days (as a % of amount redeemed)A	0.75%

A A redemption fee may be charged when you sell your shares or if your shares are redeemed because your fund balance falls below the balance minimum for any reason, including solely due to declines in net asset value per share.